UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  September 30, 2011

Date of reporting period:  September 30, 2011

Item 1. Reports to Stockholders.

Chase
Growth Fund

❖

Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2011

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

November 3, 2011

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX) for the fiscal year ending September 30, 2011.  At the end of the third quarter, over 7,000 shareholders have $200 million invested in both classes of the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has assets of $13 million with approximately 380 shareholders.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 6, 2011 letter.

Fund Performance Overview

We seek high quality stocks which are reasonably priced relative to their growth rates.  We follow a disciplined investment process which combines fundamental, technical and quantitative analysis seeking to control risk and build sound portfolios.

The last twelve months ended September 30th began with the market continuing its rally that had been underway since August 2010 with the announcement of QE II, ultimately peaking in May.  A modest correction and recovery over the summer was followed by the sharp decline in August and September.  Generally the Chase Growth Fund was down during the declining parts of this market, but outperformed its benchmarks.  During the rallies, the Chase Growth Fund was up, but lagged the benchmarks.

In general, correlations between stocks remained high during this period, but there were recent signs of outperformance by higher-quality companies which could continue to help our relative performance going forward.  The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

Chase Growth Fund (CHASX)
	1 year	5 years	10 years	Since
	ended	ended	ended	Inception
	9/30/11	9/30/11	9/30/11	(12/2/97)
Chase Growth Fund Class N (CHASX)	+0.69%	-1.10%	+2.58%	+4.60%
Russell 1000® Growth Index	+3.78%	+1.62%	+3.01%	+2.07%
Lipper Large Cap Growth Funds Index	-0.07%	+0.28%	+1.91%	+1.27%

Chase Growth Fund (CHAIX)
	1 year	Since Inception
	ended 9/30/11	(1/29/07)
Chase Growth Fund SI Class (CHAIX)	+0.94%	-1.35%
Russell 1000® Growth Index	+3.78%	+0.20%
Lipper Large Cap Growth Funds Index	-0.07%	-1.14%

Gross Expense Ratio: Class N 1.18%, Substantial Investor (SI) Class 0.93%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Chase Funds

On September 30th, the Chase Growth Fund owned 39 stocks ranging in market capitalization from $4.7 billion (Alliance Data Systems) to $353.5 billion (Apple Inc.).

For the last twelve months ended September 30th, the Chase Growth Fund’s relative performance was hurt by our relatively low weighting in the consumer staples sector, as well as our underweight in the energy sector during the last part of 2010.  As a result, the Fund underperformed its benchmark.  Stock selection helped performance in the consumer discretionary, health care, and technology sectors, but detracted from performance in the energy and materials sectors.  For the twelve months ended September 30th, our five best performing stocks were Watson Pharmaceuticals Inc. +44.69%, Starbucks Corp. +38.65%, Ross Stores Inc. +36.74%, Shire PLC +27.73%, and Apple Inc. +27.42%.  Our five worst performing stocks were Dicks Sporting Goods Inc. -23.64%, Ametek Inc. -23.33%, Baker Hughes Inc. -22.93%, Potash Corp. Inc. -22.24%, and T. Rowe Price Group Inc. -21.86%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 23% vs. 19% for the Russell 1000® Growth Index.  They have also been more profitable with a Return on Equity of 30% vs. 28%, and have had stronger balance sheets with Debt to Total Capital of 22% vs. 27%.  Despite these stronger characteristics, they have sold at lower Price-Earnings ratios (P/E) than the Russell 1000® Growth Index (13.4X vs. 14.5X) based on 2012 estimated earnings.  Our stocks are more reasonably priced, selling at 0.58 times their five-year historical growth rates compared to 0.76 times for the Russell 1000® Growth Index and 0.55 times their projected reinvestment rates compared to 0.69 times for the Russell 1000® Growth Index.

September 30, 2011	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2012) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

September 30, 2011	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2012) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Funds

Chase Mid-Cap Growth Fund (CHAMX)
	1 year	5 years	7 years	Since
	ended	ended	ended	Inception
	9/30/11	9/30/11	9/30/11	(9/1/02)
Chase Mid-Cap Growth Fund (CHAMX)	+14.44%	+3.11%	+5.82%	+6.86%
Russell Midcap® Growth Index	+0.80%	+1.64%	+5.28%	+8.42%
Lipper Mid-Cap Growth Funds Index	-2.18%	+2.41%	+5.42%	+7.51%
Gross Expense Ratio: 1.89%; Net Expense Ratio: 1.48%*

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

*  Expense ratio net of contractual waiver through January 28, 2012, not including acquired fund fees and expenses.

On September 30th, the Chase Mid-Cap Growth Fund owned 46 stocks ranging in market capitalization from $0.7 billion (Websense Inc.) to $9.2 billion (Dollar Tree Inc.).

The Chase Mid-Cap Growth Fund outperformed the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index during the last twelve months ended September 30th.  Through strong stock selection, the Fund gained more than the benchmark and our peers during the rising market, and also provided better protection during the downturn.  For the twelve months ended September 30th, our five best performing stocks were Deckers Outdoor Corp. +56.13%, PriceSmart Inc. +39.37%, Ulta Salon Cosmetics & Fragrance Inc. +38.04%, Skyworks Solutions Inc. +37.53%, and Hansen Natural Corp. +35.38%.  Our five worst performing stocks were Solutia Inc. -38.17%, Polycom Inc. -37.83%, Websense Inc. -34.95%, Oil States International Inc. -33.83%, and Netgear Inc. -24.07%.

We were pleased to see that the October 5, 2011, Wall Street Journal “Category Kings in 22 Realms” article noted that the Chase Mid-Cap Growth Fund (Class N) ranked #1 for the one year ended September 30, 2011 among the 401 Midcap Growth stock funds in the Lipper Universe.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  They have higher five-year average annual earnings per share growth rates of 24% vs. 18% for the Russell Midcap® Growth Index.  They have also been more profitable with a Return on Equity of 23% vs. 22%, and have had stronger balance sheets with Debt to Total Capital of only 20% vs. 28%.  Consistent with higher growth rates, they have sold at slightly higher P/E to the Russell Midcap® Growth Index (16.5X vs. 16.4X) based on 2012 estimated earnings.  Our mid-cap stocks are more reasonably priced, selling at 0.69 times their five-year historical growth rates compared to 0.91 times for the Russell Midcap® Growth Index and 0.80 times their projected reinvestment rates compared to 0.92 times for the Russell Midcap® Growth Index.

Chase Funds

September 30, 2011	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2012) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

September 30, 2011	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2012) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

Chase Investment Counsel Corporation uses a “bottom-up” as opposed to a “top-down” investment process. For shareholders who are interested, we believe these factors influence the investment outlook.

Positive Factors

After the September decline, the S&P 500® Index was at 1,131 on 9/30 selling for a normalized 16.8x P/E.  The Leuthold Group calculated that the S&P 500® Index was selling below its historical median valuation level of 18.6x.

The recent extremely negative news background has pushed investor sentiment to overly pessimistic levels, with both the American Association of Individual Investors (AAII) and Investors Intelligence surveys at levels approaching those seen at the lows for the last two years, although still somewhat above the lows of 2008 and 2009.  At these contrarily bullish levels, sentiment is supportive of at least an intermediate-term move higher.

The 2010 tax and benefit compromise bill reduced the employee payroll tax by 2% for 2011 increasing consumer cash flow by approximately $120 billion which should be more available now that gasoline prices have fallen.  It maintained attractive tax features for equity investing and gave businesses the option to write off 100% of business investment in 2011.  That is stimulating capital investment and could reduce 2011 business taxes by about $50 billion. Some further Congressional stimulus seems likely, but would probably be less effective because it would be short term.

Chase Funds

Despite low yields, on 9/30/11 Money Market funds were at $2.6 trillion, about 18.5% of Ned Davis Research (NDR) Total Stock Market Values.  Some of that cash may be invested in equities by investors seeking higher yields or trying to hedge against dollar devaluation and inflation.  In fact, since mid 2008, there has been an inverse correlation between the U.S. Dollar and the S&P 500® Index.  Most stock market gains have occurred when the dollar index (USDX) was falling.

Although manufacturing employment has declined, U.S. manufacturing output has risen reflecting the dramatic rise in productivity per employee.  Some first half negatives that have been slowing our recovery, such as lack of parts for the auto and other industries because of the earthquake disruptions in Japan and Chinese policies to reduce their excessive growth, are abating.

Risk Factors

The waterfall decline which bottomed on August 8th and 9th and the recent extraordinarily erratic market could negatively impact investor psychology for months.  Ned Davis Research studied the eleven similar waterfall declines  since 1929.  After a substantial rally in eight of eleven previous instances,  the market made lower lows than its initial low, usually during the next two or three months.  It is possible that the slightly lower lows of October 3rd and 4th met this criteria but more testing of the lows could remain ahead.

While the rise from the early October lows was enough to trigger a short-term buy signal for Lowry’s Research, its studies of supply and demand remain on an intermediate trend sell signal.  In this rally, Demand, as measured by their Buying Power Index, has increased substantially, and the move has been accompanied by two 80% up days and one 90% up day.  However, Supply, as measured by their Selling Pressure Index, has dropped only modestly, and will need to drop more significantly if a sustainable advance is to continue.  Given the relative measures of Selling Pressure and Buying Power, the most optimistic scenario at this point would be for a rally lasting between one and six weeks.

One or more of the PIIGS (Portugal, Italy, Ireland, Greece, and Spain) are expected to default which should not impact our economy very much. The real problem is the European banks. Most of the debt in Europe is held by the big banks. As Porter Stansberry points out, these banks have been instruments of state policy and have funded all kinds of government projects and favored industries, but their tangible equity ratios of only 1.5% to 5% are grossly inadequate.  Their many bad loans leave very little to repay depositors if their fears result in a run on the banks.    If this occurs, our federal reserves will likely be called upon to help the trillions that the European Central Bank (ECB) will need to bail out the banks, which  could further devalue our dollar.

The Dow Theory Letters cited a 35-year study by I. M. Vronsky, Editor of Gold Eagle, which found that between 1941-1975 when the Dow Jones Industrial Average (DJIA) dividend yield was under 3%, one year later the S&P 500® Index was down 10%.  For instance, in March of 2007 the Dow yield fell to 2.50% before its ensuing 54% decline.  At its March 2009 bottom, the Dow yield rose close to 5%.  It’s now only 2.8% suggesting substantial overvaluation on a dividend yield basis.

Homeowners continue to be impacted by depressed and still falling house prices as well as the recent high energy costs.  As Mark Lapolla pointed out in a Welling at Weeden interview, “when consumer debt is rooted 75% plus in residential real estate and residential real estate is impaired, easy Federal Reserve monetary policy simply cannot make it to Main Street.”

The Philadelphia Fed Index on the economy (released September 15th) recovered to –17.5% after collapsing in August to –30.7% down from +3.2% in July.  It is usually in the range of +10 to –10 although it did reach –41 late in 2008 during the post-Lehman depths of the recession.  The University of Michigan Consumer Sentiment Index plunged

Chase Funds

in August to the lowest level since May 1980, and recovered only modestly in September.  Similar weakness has been showing up in other economically sensitive figures such as base metal prices.  The Chicago Fed’s Broad Economic Index has been falling, as has The Conference Board’s Ratio of Coincident to Lagging Indicators Index increasing the probability of a double dip recession.

Small businesses, which create more than two thirds of new jobs, are worried about the prospect of higher taxes and the higher costs of complying with an increasing number of federal regulations on employment, environment, safety and health care.  The rule making powers of government agencies have become very oppressive.  Economists Nicole V. and W. Mark Crain’s study of annual regulatory compliance costs found that they amounted to $1.75 trillion in 2008.  They exceeded corporate pretax profits of $1.46 trillion and were more than eleven times greater than corporate income taxes of $157 billion.  Their September 2010 report “The Impact of Regulatory Costs on Small Firms” found that per-employee regulatory costs were $10,585 for small firms with less than 20 employees, $7,755 for large firms.  Their research was based on 2008 figures and another 80,000 pages of new Federal regulations were added last year.

Printing trillions of dollars, when interest rates are already very low, has not been effective.  Even if you accept the White House Council of Economic Advisers estimate that the $666 billion stimulus program created or saved 2.4 million jobs, that’s a cost of $278,000 per job!  Moreover, the recent record highs in gold prices seems to confirm investor concern over our increasing debt and debasement of the dollar as does the exceptionally strong demand for physical gold in Asia, especially in China and India.

We’ve been asked about the impact of the U.S. Sovereign downgrade by S&P.  The Gartman Letter recently quoted David Rosenberg’s comments suggesting that perhaps it would be a wake-up call.  He examined the nine downgrades from Aaa of developed nations during the last twenty years.  In the years following, their primary budgets declined by 2½%, and their Real GDP growth slowed on average from +1.4% to –0.4%.  While their equity markets were mixed, their 10 year bond yields fell after the downgrade reflecting the degree of fiscal retrenchment and the slowdown of their economic growth.

A balance sheet recession caused by excessive debt and collapsing net worth has not been experienced since the 1930s.  We expect financial deleveraging will take many years and significantly restrain economic growth.  Investors realize that the recent agreement to raise the federal debt ceiling involved no progress toward reducing entitlement spending which is overwhelming the budget.  U.S. health care costs alone are now on track to reach $4.6 trillion by the end of this decade.

Putting it in very simplistic terms, thanks to the insightful blog “Things That Make You Go Hmmmm,” if the U.S. Government was a family, it would be making $58,000 a year, spending $75,000 per year and have $327,000 in credit card debt.  The BIG expense cuts recently proposed would only reduce spending to $72,000 per year.  As Ian McAvity (Deliberations) points out, the politicians like to cite U.S. Debt as 64% of GDP, but if you add the ‘Social Security lock box’ $4.7 trillion, the ratio is 95%.  Include the formal guarantees put on the Government Sponsored Enterprises (GSEs) like Fannie Mae, Freddie Mac, etc. during the 2008-09 crisis it’s 138%.  Adding state and local government debt pushes it up to 159% of GDP.  Greece is 152%.  Unfortunately, this debt bomb is finally being recognized when we have a very slow growth economy.

The Department of Commerce reported that wholesale inventories rose 0.4% in August to $464 billion, a level which was up 14.4% from a year earlier so production already reflects significant inventory accumulation.

It’s disturbing that free world equity markets, especially for stocks which involve natural resources, are placing so much emphasis on demand from China.  China is experiencing huge bubbles in both residential real estate and

Chase Funds

infrastructure development.  They have experienced a massive build up of leverage and have a huge disparity of wealth, income, and education with an accelerating price/wage spiral.  Any significant economic slowing or other disruptions in China could trigger substantial further declines in our commodity and equity markets.  The Shanghai Stock market is down by 20.7% from its April highs; several other Asian emerging market indexes have declined more.

Year to date every major foreign index was recently down below their trend-defining 200 day moving average.  It’s widely recognized that the Eurozone is in much worse shape than the U.S., especially their banks and the PIIGS.

Conclusion

The Fed has assured everyone that interest rates will be kept very low on short term governments until mid 2013 so there is very little risk that higher interest rates or lack of liquidity will inhibit the equity market and corporate profits are expected to continue to improve although analysts will be reducing earnings estimates for economically sensitive companies.  Investor psychology will be a major determinant but we are mindful that there hasn’t been a pre-presidential election negative year since 1939!  October is the last of the seasonally “worst” months and has often included a significant low which may provide a good buying opportunity.  Nevertheless, the balance of indicators suggests caution continues to be advised.

We have long reminded shareholders of a 35-year study that found if you were out of the market the best 5% of the time your 35-year gain would have been only 14% as much as the return on the S&P 500® Index, less than just holding T-bills. For perspective, another 108 year study found that if you could avoid just the 10 worst days, the gain on the Dow tripled. For equity accounts which require us to remain fully invested, we believe focusing on attractively priced, good quality stocks is the soundest approach.

In recent months, in response to the heightened risks and deteriorating technical condition of the markets, we have shifted some of our emphasis to stocks of companies with more predictable and stable earnings patterns, less economic sensitivity, and generally better defensive characteristics.  In our balanced accounts we remain near the lower end of our equity range targets.  Most of our individual portfolios are hedging against inflation/devaluation with some long term investment in gold.

Our investment process combines fundamental, technical, and quantitative analysis in an effort to control risk and build portfolios which give us a good balance between making money and preserving capital.  The high quality, more stable growth stocks we own are relatively cheap, and we believe they are in a good position to continue their earnings growth in a slower growing economy. The equities we held on September 30, 2011 had earnings growth of about 30% in 2010.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Apple Inc.	6.30%	1.	Dollar Tree Inc.	3.74%
2.	E M C Corp.	4.32%	2.	Watson Pharmaceuticals Inc.	3.58%
3.	Starbucks Corp.	3.90%	3.	Waste Connections Inc.	3.52%
4.	International Business Machines	3.76%	4.	PriceSmart Inc.	2.94%
5.	Coca Cola Co.	3.43%	5.	Perrigo Co.	2.91%
6.	Oracle Corp.	3.39%	6.	Hansen Natural Corp.	2.69%
7.	Mastercard Inc.	3.37%	7.	Nu Skin Enterprises Inc.	2.67%
8.	McDonalds Corp.	3.33%	8.	Ulta Salon Cosmetics & Frag	2.66%
9.	Watson Pharmaceuticals Inc.	3.27%	9.	Tractor Supply Co.	2.58%
10.	Union Pac Corp.	3.18%	10.	Ross Stores Inc.	2.37%

Derwood S. Chase, Jr., CIC, Chairman & CEO	Brian J. Lazorishak, CFA, Senior Vice President

Peter W. Tuz, CFA, President & Director	Peter C. Wood, CFA, Senior Vice President

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

Chase Funds

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The Shanghai Stock Exchange Composite Index is a capitalization-weighted index.  The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

You cannot invest directly in an index.

Wall Street Journal rankings are based on Lipper data.  However, the WSJ only considers the largest class of a Fund in their “pool” of Funds for any particular category, whereas Lipper counts every class of a Fund as a separate ranking entity.  Because the number of Funds in the WSJ ranking category may be smaller than the Lipper category, the WSJ ranking for the Fund may be higher than the Lipper ranking.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of funds with similar investment objectives.  Lipper Analytical Services, Inc. rankings, for the period shown, are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.  For the period ended September 30, 2011, Lipper shows CHAMX to be the #1 fund in the Mid-Cap Growth Fund universe for one year (401 funds), #86 for three years (355 funds), #94 for five years (313 funds), and #74 for seven years (267 funds) based on total fund returns.

Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

The NDR (Ned Davis Research) Total Market Value proxies the market value of all U.S.-domiciled companies traded on U.S. exchanges, and is thus one of the broadest measures of the U.S. stock market.

The ISM Composite Index is based on surveys of 300 U.S. purchasing managers across 20 manufacturing industries.  Values above 50 indicate an expanding economy while values below 50 indicate a contracting economy.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Beta measures the volatility of a fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Debt to Total Capital Ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

Quasar Distributors, LLC, Distributor.  (11/11)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2011 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE at September 30, 2011 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/11 – 9/30/11).

Chase Funds

EXPENSE EXAMPLE at September 30, 2011 (Unaudited), Continued

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the operating expenses limitation agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/11	Value 9/30/11	Period 4/1/11 – 9/30/11*
Chase Growth Fund (Class N)
Actual	$1,000.00	$ 866.50	$5.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/11	Value 9/30/11	Period 4/1/11 – 9/30/11*
Chase Growth Fund (Substantial Investor Class)
Actual	$1,000.00	$ 867.60	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01

*
Expenses are equal to the Fund’s annualized expense ratio of 0.99% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/11	Value 9/30/11	Period 4/1/11 – 9/30/11*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$ 891.50	$7.02
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.49

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund –
Class N Shares versus the Russell 1000® Growth Index and the Lipper Large Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2011	Year	Years	Years	Years	(1/29/07)
Chase Growth Fund – Class N Shares	0.69%	-2.18%	-1.10%	2.58%	—
Chase Growth Fund – Substantial Investor Class Shares	0.94%	-1.95%	—	—	-1.35%
Russell 1000 Growth Index	3.78%	4.69%	1.62%	3.01%	0.20%
Lipper Large Cap Growth Funds Index	-0.07%	2.71%	0.28%	1.91%	-1.14%
Total Annual Fund Operating Expenses: Class N – 1.18%; Substantial Investor Class – 0.93%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000 Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains, for the stated period.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index.

	One	Three	Five	Since Inception
Average Annual Total Return as of Sept. 30, 2011	Year	Years	Years	(9/1/02)
Chase Mid-Cap Growth Fund	14.44%	5.88%	3.11%	6.86%
Russell Midcap Growth Index	0.80%	5.89%	1.64%	8.42%
Lipper Mid-Cap Growth Funds Index	-2.18%	4.33%	2.41%	7.51%
Total Annual Fund Operating Expenses – 1.88%

Net Annual Fund Operating Expenses – 1.48% (net of contractual waiver and does not include acquired fund fees and expenses)

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, total returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2011

Shares	COMMON STOCKS: 97.1%	Value
	Aerospace/Aircraft: 1.3%
16,260	Precision Castparts Corp.	$2,527,780

	Auto/Auto Parts: 2.6%
78,490	O’Reilly Automotive, Inc.*	5,229,789

	Beverage: 3.4%
101,630	Coca-Cola Co.	6,866,123

	Biotechnology: 1.5%
48,400	Celgene Corp.*	2,996,928

	Broadcast Media: 1.8%
85,550	DIRECTV - Class A*	3,614,488

	Chemicals - Fertilizers: 1.6%
74,700	Potash Corp. of Saskatchewan Inc.+	3,228,534

	Chemicals - Specialty: 2.3%
50,100	Praxair, Inc.	4,683,348

	Computer - Storage: 5.8%
412,180	EMC Corp.*	8,651,658
55,400	Teradata Corp.*	2,965,562
		11,617,220
	Computer Hardware: 10.1%
33,110	Apple Inc.*	12,620,870
43,030	International Business Machines Corp.	7,531,541
		20,152,411
	Computer Software - Enterprise: 3.4%
236,300	Oracle Corp.	6,791,262

	Dental Supplies: 2.4%
76,500	Henry Schein, Inc.*	4,743,765

	Drugs - Generic: 3.3%
96,000	Watson Pharmaceuticals, Inc.*	6,552,000

	Drugs - Proprietary: 5.6%
54,600	Abbott Laboratories	2,792,244
48,810	Allergan, Inc.	4,020,968
47,930	Shire PLC - ADR	4,502,065
		11,315,277

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2011, Continued

Shares		Value
	Energy/Integrated: 3.0%
64,240	Chevron Corp.	$5,943,485

	Energy/Oil Service: 2.9%
126,090	Baker Hughes Inc.	5,820,314

	Finance/Information Services: 3.4%
21,300	MasterCard, Inc. - Class A	6,755,508

	Health Care Distribution: 2.7%
143,750	AmerisourceBergen Corp.	5,357,562

	Household Products: 2.2%
49,400	Colgate-Palmolive Co.	4,380,792

	Information Services: 1.2%
27,140	Alliance Data Systems Corp.*	2,515,878

	Internet Retail: 1.5%
99,600	eBay, Inc.*	2,937,204

	Machinery: 6.1%
53,430	Cummins Inc.	4,363,094
68,790	Deere & Co.	4,441,770
55,080	Joy Global, Inc.	3,435,890
		12,240,754
	Medical Products: 1.8%
65,800	Baxter International, Inc.	3,694,012

	Railroad: 3.2%
77,940	Union Pacific Corp.	6,365,360

	Restaurants: 9.5%
76,000	McDonald’s Corp.	6,674,320
209,550	Starbucks Corp.	7,814,119
93,510	Yum! Brands, Inc.	4,618,459
		19,106,898
	Retail - Discount: 8.0%
61,000	Costco Wholesale Corp.	5,009,320
46,600	Dollar Tree, Inc.*	3,500,126
56,100	Ross Stores, Inc.	4,414,509

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2011, Continued

Shares		Value
	Retail - Discount: 8.0%, Continued
57,800	TJX Companies, Inc.	$3,206,166
		16,130,121
	Retail - Specialty: 3.7%
66,300	Bed Bath & Beyond Inc.*	3,799,653
84,700	PetSmart, Inc.	3,612,455
		7,412,108
	Service Companies: 2.8%
89,000	Cognizant Technology Solutions - Class A*	5,580,300
	Total Common Stocks (Cost $168,521,061)	194,559,221

	SHORT-TERM INVESTMENTS: 4.3%
8,531,602	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	8,531,602
	Total Short-Term Investments (Cost $8,531,602)	8,531,602
	Total Investments in Securities (Cost $177,052,663): 101.4%	203,090,823
	Liabilities in Excess of Other Assets: (1.4)%	(2,710,575)
	Net Assets: 100.0%	$200,380,248

ADR - American Depositary Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day yield as of September 30, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2011

Shares	COMMON STOCKS: 95.8%	Value
	Beverage: 2.7%
4,110	Hansen Natural Corp.*	$358,762

	Business Services: 3.2%
11,000	Higher One Holdings, Inc.*	178,970
4,150	Towers Watson & Co. - Class A	248,087
		427,057
	Chemicals: 1.6%
3,000	FMC Corp.	207,480

	Chemicals - Specialty: 2.2%
1,970	NewMarket Corp.	299,184

	Computer - Networking: 1.4%
9,900	Polycom, Inc.*	181,863

	Computer - Storage: 3.6%
5,150	Informatica Corp.*	210,892
5,150	Teradata Corp.*	275,680
		486,572
	Computer Software - Enterprise: 6.8%
8,500	CommVault Systems, Inc.*	315,010
6,500	j2 Global Communications, Inc.	174,850
5,550	MICROS Systems, Inc.*	243,700
10,050	Websense, Inc.*	173,865
		907,425
	Consumer Goods/Services: 1.8%
5,900	Coinstar, Inc.*	236,000

	Drugs - Generic: 6.5%
4,000	Perrigo Co.	388,440
7,000	Watson Pharmaceuticals, Inc.*	477,750
		866,190
	Drugs - Proprietary: 1.4%
6,700	Questcor Pharmaceuticals, Inc.*	182,642

	Electrical Instruments: 1.6%
7,050	FEI Co.*	211,218

	Energy/Oil Service: 1.6%
2,100	CARBO Ceramics Inc.	215,313

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2011, Continued

Shares		Value
	Finance/Information Services: 1.7%
6,050	Wright Express Corp.*	$230,142

	Financial Services - Diversified: 1.9%
6,200	First Cash Financial Services, Inc.*	260,090

	Financial Services - Miscellaneous: 4.1%
10,200	CBOE Holdings, Inc.	249,594
11,400	MarketAxess Holdings, Inc.	296,628
		546,222
	Food: 6.6%
3,600	Diamond Foods, Inc.	287,244
3,800	Ralcorp Holdings, Inc.*	291,498
4,900	TreeHouse Foods, Inc.*	303,016
		881,758
	Footwear: 3.9%
3,260	Deckers Outdoor Corp.*	304,028
7,100	Steven Madden, Ltd.*	213,710
		517,738
	Information Services: 2.0%
2,900	Alliance Data Systems Corp.*	268,830

	Insurance - Property/Casualty/Title: 2.0%
11,800	AmTrust Financial Services, Inc.	262,668

	Leisure Time: 1.9%
5,000	Polaris Industries, Inc.	249,850

	Personal Care: 5.3%
8,800	Nu Skin Enterprises, Inc. - Class A	356,576
5,700	Ulta Salon, Cosmetics & Fragrance, Inc.*	354,711
		711,287
	Railroad: 1.7%
4,950	Genesee & Wyoming Inc. - Class A*	230,274

	Restaurants: 1.8%
2,300	Panera Bread Co. - Class A*	239,062

	Retail - Discount: 9.1%
6,650	Dollar Tree, Inc.*	499,481
6,300	PriceSmart, Inc.	392,616

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2011, Continued

Shares		Value
	Retail - Discount: 9.1%, Continued
4,020	Ross Stores, Inc.	$316,334
		1,208,431
	Retail - Specialty: 4.6%
6,200	PetSmart, Inc.	264,430
5,500	Tractor Supply Co.	344,025
		608,455
	Service Companies: 1.5%
3,900	Oil States International, Inc.*	198,588

	Shipping: 1.9%
4,900	Kirby Corp.*	257,936

	Telecommunication Services: 5.9%
17,400	MasTec Inc.*	306,414
20,800	MetroPCS Communications, Inc.*	181,168
11,750	NeuStar, Inc. - Class A*	295,395
		782,977
	Utilities Electric/Gas: 2.0%
3,500	ITC Holdings Corp.	271,005

	Waste Disposal: 3.5%
13,900	Waste Connections, Inc.	470,098
	Total Common Stocks (Cost $11,712,602)	12,775,117

	SHORT-TERM INVESTMENTS: 3.4%
452,744	Invesco STIT Treasury Portfolio - Institutional Class, 0.02%#	452,744
	Total Short-Term Investments (Cost $452,744)	452,744
	Total Investments in Securities (Cost $12,165,346): 99.2%	13,227,861
	Other Assets in Excess of Liabilities: 0.8%	112,061
	Net Assets: 100.0%	$13,339,922

*	Non-income producing security.
#	Rate shown is the 7-day yield as of September 30, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2011

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $177,052,663 and $12,165,346, respectively)	$203,090,823	$13,227,861
Receivables
Securities sold	3,228,851	—
Fund shares issued	4,841	139,135
Dividends and interest	177,739	3,116
Dividend tax reclaim	11,960	—
Prepaid expenses	17,711	13,148
Total assets	206,531,925	13,383,260

LIABILITIES
Payables
Securities purchased	5,715,874	—
Fund shares redeemed	97,362	517
Due to Advisor	134,445	3,029
Administration fees	79,391	4,842
Shareholder servicing fees	26,452	2,754
Transfer agent fees and expenses	24,364	4,439
Fund accounting fees	20,848	6,051
Audit fees	18,800	17,200
Custody fees	10,804	773
Legal fees	2,851	2,277
Chief Compliance Officer fee	2,841	947
Accrued expenses	17,645	509
Total liabilities	6,151,677	43,338
NET ASSETS	$200,380,248	$13,339,922

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2011, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$122,603,218	$13,339,922
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	7,612,749	424,008
Net asset value, offering and redemption price per share	$16.10	$31.46
Substantial Investor Class Shares
Net assets applicable to shares outstanding	$77,777,030	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	4,802,641	—
Net asset value, offering and redemption price per share	$16.19	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$173,310,106	$13,034,357
Accumulated net realized gain/(loss) from investments	1,031,982	(756,950)
Net unrealized appreciation on investments	26,038,160	1,062,515
Net assets	$200,380,248	$13,339,922

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2011

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes and issuance fees withheld
of $39,772 and $17,287 and $0 and $0, respectively)	$3,302,646	$55,335
Interest	2,413	130
Total income	3,305,059	55,465
Expenses
Advisory fees (Note 4)	2,349,437	94,672
Shareholder servicing fees - Class N Shares (Note 5)	421,087	31,557
Administration fees (Note 4)	347,444	20,059
Transfer agent fees and expenses (Note 4)	94,720	19,945
Fund accounting fees (Note 4)	79,377	24,733
Custody fees (Note 4)	46,601	5,587
Miscellaneous	31,174	1,864
Registration fees	30,197	10,677
Insurance expense	25,642	2,774
Trustees fees	19,146	5,907
Printing and mailing expense	19,124	1,322
Audit fees	18,800	15,525
Legal fees	11,396	8,082
Chief Compliance Officer fee (Note 4)	10,340	4,698
Interest expense (Note 7)	3,645	196
Total expenses	3,508,130	247,598
Less: Fees waived by Advisor (Note 4)	—	(60,778)
Net expenses	3,508,130	186,820
Net investment loss	(203,071)	(131,355)

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	48,989,318	3,019,223
Net change in unrealized depreciation on investments	(30,840,860)	(1,381,225)
Net realized and unrealized gain on investments	18,148,458	1,637,998
Net Increase in Net Assets Resulting from Operations	$17,945,387	$1,506,643

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2011	Sept. 30, 2010
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(203,071)	$(740,741)
Net realized gain from investments	48,989,318	58,854,244
Net realized gain from in-kind-redemption	—	7,275,307
Net change in unrealized depreciation on investments	(30,840,860)	(18,960,448)
Net increase in net assets resulting from operations	17,945,387	46,428,362

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(177,557,436)	(490,617,216)
Total decrease in net assets	(159,612,049)	(444,188,854)

NET ASSETS
Beginning of year	359,992,297	804,181,151
End of year	$200,380,248	$359,992,297
Accumulated net investment loss	$—	$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2011		Sept. 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	806,960	$14,270,412	3,189,648	$48,807,960
Shares redeemed*	(6,191,163)	(108,770,829)	(18,048,645)	(276,368,163)
Net decrease	(5,384,203)	$(94,500,417)	(14,858,997)	$(227,560,203)
* Net of redemption fees of		$8,012		$17,432

Substantial Investor Class Shares
	Year Ended		Year Ended
	Sept. 30, 2011		Sept. 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	375,677	$6,547,582	1,214,570	$18,663,285
Shares redeemed*	(5,060,932)	(89,604,601)	(18,529,236)	(281,720,298)
Net decrease	(4,685,255)	$(83,057,019)	(17,314,666)	$(263,057,013)
* Net of redemption fees of		$—		$1,324

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2011	Sept. 30, 2010
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(131,355)	$(108,726)
Net realized gain from investments	3,019,223	3,511,182
Net change in unrealized depreciation on investments	(1,381,225)	(1,133,918)
Net increase in net assets resulting from operations	1,506,643	2,268,538

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(1,316,212)	(14,916,671)
Total increase/(decrease) in net assets	190,431	(12,648,133)

NET ASSETS
Beginning of year	13,149,491	25,797,624
End of year	$13,339,922	$13,149,491
Accumulated net investment loss	$—	$—

(a) A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2011		Sept. 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	177,705	$6,187,339	9,764	$243,325
Shares redeemed*	(231,959)	(7,503,551)	(633,957)	(15,159,996)
Net decrease	(54,254)	$(1,316,212)	(624,193)	$(14,916,671)
* Net of redemption fees of		$36		$827

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2011	2010	2009		2008	2007
Net asset value, beginning of year	$15.99	$14.71	$17.24		$22.20	$19.36

Income from investment operations:
Net investment income/(loss)(1)	(0.03)	(0.04)	0.02		0.04	0.03
Net realized and unrealized
gain/(loss) on investments	0.14	1.32	(2.51)		(3.04)	3.50
Total from investment operations	0.11	1.28	(2.49)		(3.00)	3.53

Less distributions:
From net investment income	—	—	(0.04)		(0.04)	(0.06)
From net realized gain on investments	—	—	—		(1.92)	(0.63)
Distributions in excess	—	—	(0.00	)(2)	—	—
Total distributions	—	—	(0.04)		(1.96)	(0.69)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00		0.00	0.00
Net asset value, end of year	$16.10	$15.99	$14.71		$17.24	$22.20

Total return	0.69%	8.70%	-14.45%		-14.93%	18.79%

Ratios/supplemental data:
Net assets, end of year (thousands)	$122,603	$207,817	$409,698		$426,473	$534,456
Ratio of expenses to average net assets	1.24%	1.17%	1.19%		1.17%	1.17	%(3)
Ratio of interest expense
to average net assets (Note 7)	0.00%	0.00%	—		—	—
Ratio of net investment income/(loss)
to average net assets	(0.18%)	(0.25%)	0.17%		0.20%	0.16%
Portfolio turnover rate	82.40%	153.49%	181.38%		181.43%	136.99%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective June 21, 2007, the Advisor eliminated the expense cap.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Substantial Investor Class Shares
	Year Ended September 30,						January 29, 2007(1)
							Through
	2011	2010		2009		2008	September 30, 2007
Net asset value,
beginning of period	$16.04	$14.72		$17.27		$22.23	$19.04

Income from investment operations:
Net investment income(2)	0.01	0.00	(6)	0.03		0.08	0.02
Net realized and unrealized
gain/(loss) on investments	0.14	1.32		(2.50)		(3.03)	3.17
Total from investment operations	0.15	1.32		(2.47)		(2.95)	3.19

Less distributions:
From net investment income	—	—		(0.08)		(0.09)	—
From net realized
gain on investments	—	—		—		(1.92)	—
Distributions in excess	—	—		(0.00	)(6)	—	—
Total distributions	—	—		(0.08)		(2.01)	—
Paid-in capital from
redemption fees	—	0.00	(2)(6)	—		—	—
Net asset value, end of period	$16.19	$16.04		$14.72		$17.27	$22.23

Total return	0.94%	8.97%		-14.26%		-14.69%	16.75	%(3)

Ratios/supplemental data:
Net assets, end of
period (thousands)	$77,777	$152,175		$394,483		$120,965	$86,496
Ratio of expenses to
average net assets	0.99%	0.92%		0.94%		0.92%	0.92	%(4)
Ratio of interest expense to
average net assets (Note 7)	0.00%	0.00%		—		—	—
Ratio of net investment income
to average net assets	0.07%	0.00%		0.22%		0.39%	0.18	%(4)
Portfolio turnover rate	82.40%	153.49%		181.38%		181.43%	136.99	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2007.
(6)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2011		2010		2009		2008	2007
Net asset value, beginning of year	$27.49		$23.40		$26.50		$33.57	$30.39

Income from investment operations:
Net investment loss(1)	(0.34)		(0.19)		(0.18)		(0.25)	(0.19)
Net realized and unrealized
gain/(loss) on investments	4.31		4.28		(2.92)		(5.79)	5.97
Total from investment operations	3.97		4.09		(3.10)		(6.04)	5.78

Less distributions:
From net realized gain on investments	—		—		—		(1.01)	(2.60)
Distributions in excess	—		—		—		(0.02)	—
Total distributions	—		—		—		(1.03)	(2.60)
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—	0.00	(1)(2)
Net asset value, end of year	$31.46		$27.49		$23.40		$26.50	$33.57

Total return	14.44%		17.48%		-11.70%		-18.56%	20.57%

Ratios/supplemental data:
Net assets, end of year (thousands)	$13,340		$13,149		$25,798		$28,904	$30,755
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.96%		1.88%		1.61%		1.52%	1.52%
After fee waiver	1.48%		1.48%		1.48%		1.48%	1.48%
Ratio of interest expense to
average net assets (Note 7)	0.00%		0.03%		—		—	—
Ratio of net investment loss including
interest expense to average net assets:
Before fee waiver	(1.52%)		(1.14%)		(1.02%)		(0.95%)	(0.68%)
After fee waiver	(1.04%)		(0.74%)		(0.89%)		(0.91%)	(0.64%)
Portfolio turnover rate	158.88%		140.28%		89.11%		112.40%	151.23%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A Shares.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  The Mid-Cap Fund commenced operations on September 1, 2002.

The Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Growth Fund exceeds $1 million.  Substantial Investor Class Shares of the Growth Fund are typically not available through platforms, broker-dealers or other financial intermediaries.  They must be purchased directly through the Fund’s distributor, advisor or transfer agent.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008 – 2010, or expected to be taken in the Funds’ 2011 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2011, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Growth Fund	$203,071	$(1)	$(203,070)
Mid-Cap Fund	131,355	—	(131,355)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
REITs: The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

I.
Regulated Investment Company Modernization Act: On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Some highlights of the enacted provisions are as follows:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2011:

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$46,484,084	$—	$—	$46,484,084
Consumer Staples	16,256,235	—	—	16,256,235
Energy	11,763,799	—	—	11,763,799
Health Care	34,659,544	—	—	34,659,544
Industrials	21,133,894	—	—	21,133,894
Materials	7,911,882	—	—	7,911,882
Technology	56,349,783	—	—	56,349,783
Total Common Stocks	194,559,221	—	—	194,559,221
Short-Term Investments	8,531,602	—	—	8,531,602
Total Investments in Securities	$203,090,823	$—	$—	$203,090,823

Mid-Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,021,631	$—	$—	$3,021,631
Consumer Staples	1,989,712	—	—	1,989,712
Energy	413,901	—	—	413,901
Financials	1,068,980	—	—	1,068,980
Health Care	1,048,832	—	—	1,048,832
Industrials	1,691,779	—	—	1,691,779
Materials	506,664	—	—	506,664
Technology	2,581,445	—	—	2,581,445
Telecommunication Services	181,168	—	—	181,168
Utilities	271,005	—	—	271,005
Total Common Stocks	12,775,117	—	—	12,775,117
Short-Term Investments	452,744	—	—	452,744
Total Investments in Securities	$13,227,861	$—	$—	$13,227,861

Refer to the Funds’ Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2011, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the year ended September 30, 2011.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

New Accounting Pronouncement – On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Funds are evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2011, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under each Fund’s Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2011, the Growth Fund and the Mid-Cap Fund incurred $2,349,437 and $94,672 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% of average daily net assets.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2011, the Advisor reduced its

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

fees and absorbed Fund expenses in the amount of $60,778 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $147,552 at September 30, 2011 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2012	$28,413
2013	58,361
2014	60,778
$147,552

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “Transfer Agent”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian. For the year ended September 30, 2011, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$347,444	$20,059
Fund accounting	79,377	24,733
Transfer agency (a)	58,922	16,604
Custody	46,601	5,587

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended September 30, 2011, the Growth Fund and the Mid-Cap Fund were allocated $10,340 and $4,698 of the Chief Compliance Officer fee, respectively.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N Shares and the Mid-Cap

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

Fund Class N Shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2011, the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares incurred shareholder servicing fees of $421,087 and $31,557 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$249,859,437	$424,126,841
Mid-Cap Fund	19,397,233	21,069,491

NOTE 7 – LINES OF CREDIT

For the period October 1, 2010 through March 31, 2011, the Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $150,000,000 and $4,000,000, respectively.  Effective April 1, 2011, the Growth Fund and the Mid-Cap Fund have lines of credit in the amount of $66,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2011, the Funds drew upon their lines of credit.  The Growth Fund had an outstanding average daily balance of $133,622, a weighted average interest rate of 3.25% and paid $3,645 in interest.  The Mid-Cap Fund had a one day outstanding balance of $2,147,000, a weighted average interest rate of 3.25%, and paid $196 in interest.  The maximum amount outstanding for the Growth Fund and the Mid-Cap Fund during the year ended September 30, 2011 was $14,187,000 and $2,147,000, respectively.  At September 30, 2011, the Funds had no outstanding loan amounts.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2011, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The Funds made no distributions during the years ended September 30, 2011 and September 30, 2010.

As of September 30, 2011, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$177,052,663	$12,168,917
Gross unrealized appreciation	34,161,835	1,921,387
Gross unrealized depreciation	(8,123,675)	(862,443)
Net unrealized appreciation (a)	26,038,160	1,058,944
Undistributed ordinary income	—	—
Undistributed long-term capital gain	1,031,982	—
Total distributable earnings	1,031,982	—
Other accumulated gains/(losses)	—	(753,379)
Total accumulated earnings/(losses)	$27,070,142	$305,565

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales in the Mid-Cap Fund.  The book basis and tax basis net unrealized appreciation in the Growth Fund is the same.

At September 30, 2011, the Mid-Cap Fund had capital loss carryforwards in the amount of $753,379 which expire in 2018.

Chase Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chase Growth Fund and Chase Mid-Cap Growth Fund, as of September 30, 2011, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2011

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex	Other
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Directorships
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Held

Independent Trustees(1)

Sallie P. Diederich (age 61)	Trustee	Indefinite	Independent Mutual Fund	2	Trustee, Advisors
615 E. Michigan Street		term since	Consultant, (1995 to present);		Series Trust (for
Milwaukee, WI 53202		January	Advisor Corporate Controller,		series not
		2011.	Transamerica Fund Management		affiliated with
			Company (1994 to 1995); Senior		the Funds).
Vice President, Mutual Fund and
Custody Operations, Putnam
Investments (1992 to 1993; Vice
President and Controller, Mutual
Fund Accounting, American Capital
Mutual Funds (1986 to 1992).

Donald E. O’Connor (age 75)	Trustee	Indefinite	Retired; former Financial	2	Trustee, Advisors
615 E. Michigan Street		term since	Consultant and former Executive		Series Trust (for
Milwaukee, WI 53202		February	Vice President and Chief		series not
		1997.	Operating Officer of ICI Mutual		affiliated with
			Insurance Company (until January		the Funds);
			1997).		Trustee, The
Forward Funds
(35 portfolios).

George J. Rebhan (age 77)	Trustee	Indefinite	Retired; formerly President,	2	Trustee, Advisors
615 E. Michigan Street		term since	Hotchkis and Wiley Funds		Series Trust (for
Milwaukee, WI 53202		May 2002.	(mutual funds) (1985 to 1993).		series not
affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE Funds.

George T. Wofford (age 72)	Trustee	Indefinite	Retired; formerly Senior Vice	2	Trustee, Advisors
615 E. Michigan Street		term since	President, Federal Home Loan		Series Trust (for
Milwaukee, WI 53202		February	Bank of San Francisco.		series not
		1997.			affiliated with
the Funds).

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex	Other
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Directorships
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Held

Interested Trustee

Joe D. Redwine(3) (age 64)	Interested	Indefinite	President, CEO, U.S. Bancorp	2	Trustee, Advisors
615 E. Michigan Street	Trustee	term since	Fund Services, LLC (May 1991		Series Trust (for
Milwaukee, WI 53202		September	to present).		series not
		2008.			affiliated with
the Funds).

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine (age 64)	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
615 E. Michigan Street	and Chief	term since	Services, LLC (May 1991 to present).
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess (age 44)	President and	Indefinite	Senior Vice President, Compliance and Administration,
615 E. Michigan Street	Principal	term since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June 2003.
Officer

Cheryl L. King (age 50)	Treasurer and	Indefinite	Vice President, Compliance and Administration,
615 E. Michigan Street	Principal	term since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Michael L. Ceccato (age 54)	Vice President,	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Chief	term since	(February 2008 to present); General Counsel/Controller,
Milwaukee, WI 53202	Compliance	September	Steinhafels, Inc. (September 1995 to February 2008).
	Officer and	2009.
AML Officer

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 46)		term since	Services, LLC (May 2006 to present); Senior Counsel,
615 E. Michigan Street		June 2007.	Wells Fargo Funds Management, LLC (May 2005 to
Milwaukee, WI 53202			May 2006); Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2011 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

(This Page Intentionally Left Blank.)

Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA 22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2011	FYE 9/30/2010
Audit Fees	$30,200	$29,400
Audit-Related Fees	N/A	N/A
Tax Fees	$5,800	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2011	FYE 9/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2011	FYE 9/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust
By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/2/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/2/11

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 12/2/11

* Print the name and title of each signing officer under his or her signature.